Filed Pursuant to Rule 497(e)

Registration No. 333-141582

Gabelli 787 Fund, Inc.

The Gabelli Enterprise Mergers & Acquisitions Fund (the “Fund”)

Supplement dated November 17, 2021 to the Fund’s Statutory Prospectus, dated February 26, 2021

This supplement amends certain information in the Prospectus (the “Prospectus”). Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

The sub-section “By Bank Wire or ACH System” under the section “Purchase of Shares” on page 25 of the Prospectus of the Fund is replaced in its entirety with the below:

•

By Bank Wire or by ACH System. To open an account using the bank wire transfer system or ACH system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

225 Franklin Street, Boston, MA 02110

ABA #011-0000-28 REF DDA #99046187

Re: Gabelli Enterprise Mergers and Acquisitions Fund

Account # ———————

Account of [Registered Owners]

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.